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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K
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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  DECEMBER 15, 1997
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                           National Data Corporation
            (Exact name of registrant as specified in its charter)



         DELAWARE                        001-12392              58-977458
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)         Identification No.)



                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA 30329-2010
                   (Address of Principal Executive Offices)


                                 404-728-2000
             (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

   On December 15, 1997, National Data Corporation ("NDC" or, the "Company") acquired Source Informatics Inc. ("Source"), a privately-held company, and PMSI Database Holdings Inc. ("Database"), the Over-The-Counter ("OTC") Physician Survey business unit of Pharmaceutical Marketing Services Inc. ("PMSI"). On August 20, 1997, definitive agreements were announced under which NDC would acquire both health care database information management businesses. Under the terms of the agreement, NDC paid $35,744,000 and issued 2,670,298 shares of the Company's common stock to complete the acquisitions. The cash portion of the purchase price was funded from the Company's working capital and the Company's line of credit.

   Source was acquired through the merger of Source with and into a subsidiary of the Company. Source is the surviving corporation and became a wholly-owned subsidiary of the Company. Database was acquired through the purchase of all of the capital stock of Database from PMSI by the Company. Database also became a wholly-owned subsidiary of the Company. The acquisitions will be accounted for using the purchase method of accounting.

   Approval of the Source transaction required the affirmative vote of (i) the holders of a majority of the shares of Source Common Stock entitled to vote at a special meeting of the Source stockholders held on December 15, 1997 (the "Source Special Meeting"), and (ii) the holders of a majority of the shares of Source Preferred Stock entitled to vote at the Source Special Meeting. The Source Common stockholders and the Source Preferred stockholders approved the transaction at the Source Special Meeting.

   The consummation of the Database transaction was conditioned upon the approval of a majority of the outstanding shares of the common stock of PMSI present and entitled to vote at a special meeting of the PMSI stockholders held on December 15, 1997 (the "PMSI Special Meeting"). The PMSI common stockholders approved the transaction at the PMSI Special Meeting.

   Source is a leading provider of proprietary health care information, technology and consulting services, primarily to the pharmaceutical and retail pharmacy markets. Database was formed as a holding company by PMSI in June 1997, and up to the date of the closing had not conducted any business but does hold the assets contributed to it by PMSI consisting of (i) PMSI's minority interest in a U.S. joint venture with Source to jointly offer a range of services generated from a database of prescription data collected by Source from retail and mail order pharmacies in the U.S., and (ii) PMSI's OTC business. The Company intends to continue the same or similar use of the assets of Source and Database.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of the Businesses Acquired.

     (1) The Financial Statements of Source Informatics Inc. in Annex D to the Proxy Statement/Prospectus filed as part of the Company's Registration Statement on Form S-4 (Registration No. 333-35995) (hereinafter the "Proxy Statement/Prospectus") is incorporated by reference in Exhibit 99.1.

(b)  Pro Forma Financial Information.

     (1) The Pro Forma Financial Information in Annex E to the Proxy Statement/Prospectus is incorporated by reference in Exhibit 99.2.


(c)  Exhibits.

      2.1 Agreement and Plan of Merger, dated as of August 20, 1997, as amended on November 7, 1997 (filed as Annex A to the Proxy Statement/Prospectus and incorporated herein by reference).

      2.2  Amendment No. 2 to Agreement and Plan of Merger.

      2.3 Stock Purchase Agreement, dated as of August 20, 1997 (incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4/S-3 (Registration No. 333-35991)).

     23.1  Consent of Arthur Andersen LLP.

     99.1 Financial Statements of Source (incorporated by reference to Annex D of the Proxy Statement/Prospectus).

     99.2 Pro Forma Financial Information (incorporated by reference to Annex E of the Proxy Statement/Prospectus).
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       National Data Corporation
                                       -------------------------
                                       (Registrant)



Date:  December 30, 1997               By: /s/ E. Michael Ingram
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                                           E. Michael Ingram
                                           Senior Vice President, General
                                           Counsel and Secretary
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                               INDEX TO EXHIBITS
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        2.2  Amendment No. 2 to Agreement and Plan of Merger.


       23.1  Consent of Arthur Andersen LLP.